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                                                                    EXHIBIT 23.1


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 19, 1997 on the Consolidated Financial Statements of Precept Investors, Inc., in the Registration Statement (Form S-4 No. 333-42689) and related Proxy Statement/Prospectus of Precept Business Services, Inc. dated January 30, 1998.



                                          /s/ Ernst & Young LLP



Dallas, Texas
January 29, 1998